Corporate Overview January 5, 2023

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Annual Report on Form 10-K for the year ended December 31, 2021. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used in this prospectus involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, no independent source has verified such assumptions. NX-13 PH. 1b in UC Forward Looking Statements

Landos: The Next Immunology Development Powerhouse 2017: Founding Pioneering Drug Discovery Computational & Immunometabolic Expertise Academic, Entrepreneurial Culture Foundational IP Portfolio 2023: Globally Focused Clinical-Stage BioPharma Innovative Clinical Development Novel Immunology Pipeline Strong IP Position Sufficient Cash to Fund Planned Operations into first half of 2025 Note: Cash includes cash, cash equivalents and marketable securities

Landos’ Novel Immunology Portfolio

3 Novel target (NLRX1, LANCL2, PLXDC2) libraries of immunometabolic modulation pathways

7 Potentially first-in-class, once-daily, oral therapeutics upstream of multiple canonical inflammatory/ regulatory pathways

14 Indications in the immunology space targeted by broadly applicable MOAs

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Broad Portfolio of Clinical & Pre-clinical Programs Three Promising Clinical Stage Programs NX-13: A novel, oral, gut-selective NLRX1 agonist in development for the treatment of Ulcerative Colitis and Crohn’s Disease as a once-daily treatment Omilancor: A novel, oral LANCL2 agonist in development for the treatment of Ulcerative Colitis, Crohn’s Disease, Eosinophilic Esophagitis, Psoriasis, and Atopic Dermatitis as a once-daily treatment LABP 104: A novel, oral, systemically distributed LANCL2 agonist in development for the treatment of lupus and/or rheumatoid arthritis (RA) as a once-daily treatment Four High Potential Pre-Clinical Programs LABP-66: An oral, once-daily, product candidate targeting NLRX1 in development for Multiple Sclerosis and Alzheimer’s Disease LABP-73: An oral, once-daily, product candidate targeting NLRX1 in development for Asthma and COPD LABP-111: An oral, once-daily, product candidate targeting LANCL2 in development for Type I Diabetes and NASH LABP-69: An oral, once-daily, product candidate targeting PLXCD2 in development for Rheumatoid Arthritis and Diabetic Nephropathy Our Focus: Advancing NX-13 Clinical Development in UC Broader Portfolio with Significant Optionality for Partnering & Continued Development in the Future

Strategic Review: Focused on the Most Value-Enhancing Near and Long-Term Opportunities Leverage smart, well-designed clinical trials to advance the strongest programs through clinical development Align our resources with pipeline assets that offer the greatest potential impact and value to shareholders and stakeholders The Landos management team and Board of Directors conducted an in-depth review of the Company’s pipeline and development plans to ensure that it is pursuing the most promising therapies and target indications Pursue the most promising therapies and target indications Shifting our focus away from being a discovery-based organization towards becoming an immunology development powerhouse

7 Landos Strategy: Advancing NX-13 in UC is the Focus *NX-13 Phase 1b study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only Advancing NX-13 is the Top Priority Impressive & Emerging Data Foundation Supports Dual Focus Clear Path Forward Defines Next Steps NX-13 has the potential to be an important new treatment for UC patients We believe favorable market dynamics, combined with unique and promising clinical profiles, provide attractive entry point for commercialization NX-13: Phase 1b results showed a favorable safety and tolerability profile; promising signals of clinical improvement as soon as two weeks in patients’ symptoms and four weeks by endoscopy in exploratory endpoints* NX-13: Key Phase 2 design principles: Dose-ranging, Blinded, Powered, and Placebo-controlled. On-track to initiate Phase 2 trial in Q2 2023; topline data readout expected by Q4 2024 Broader Portfolio with Significant Optionality for Partnerships & Continued Development in the Future

Global Sales ($M): 2020 and 2030 UC is an Attractive & Growing Market Opportunity Source: Clarivate 2020 2030 Global UC Diagnosed Patients: 2020 – 2030 Source: Clarivate Source: 2022 Decision Resource Group (Clarivate) UC Disease Landscape and Forecast including 2030 projected data Global UC Sales ($M): 2020 – 2030

Aminosalicylates (5-ASA) Mesalamine, Sulfasalazine Immunosuppressants Methotrexate, thiopurines Corticosteroids Budesonide, Prednisone Alpha-4-beta-7 integrin Entyvio TNF-alpha inhibitors Humira, Remicade, Cimzia IL-12/IL-23 Oral Approaches S1P1, JAK, miRNA Pathways MILD MODERATE SEVERE Clear, Sustainable Entry Point for NX-13 Potential benefits that may help to transform the current treatment paradigm: Oral, once-daily dosing with comparable efficacy to advanced therapies Greater mucosal healing Improved efficacy and safety for long-term use Potential NX-13 Entry Point

Landos’ Path Forward Strategic focus on NX-13 clinical advancement provides roadmap that aligns with our current resources Phase 2 proof of concept trial for NX-13 on-track to start Q2 2023; top-line data expected in Q4 2024 Broader portfolio with significant optionality for partnerships, development, and investment in the future Impressive stable of preclinical programs within 3 novel immunometabolic pathways for broad immunology indications Continued collaboration with KOLs, academics and others that are excited about our novel MOA libraries Sufficient cash to fund planned operations into first half of 2025* Agile approach allows for pivot based on changes to capital resources *Cash includes cash, cash equivalents and marketable securities

NLRX1 Library

NLRX1 Activation Reduces Inflammatory Cytokines, Cells & Signaling Pathways

NLRX1 Library Profile

- Novel NLRX1 Agonist MOA
  - Designed to decrease reactive oxygen species and oxidative stress; decreases pro-inflammatory signals
- Administration Route
  - Oral, once-daily
- Pharmacokinetics & Safety in clinical trials to date
  - No on-target toxicities associated with NLRX1
  - No observed effects from limited systemic immunomodulation
  - AE incidence similar to placebo

Our Focus: Advancing NX-13 in UC

Drug	Indication	Distribution	Stage
NX-13	UC	Gut-selective	Ph2
NX-13	CD	Gut-selective	Ph1b/2a
LABP-66	MS	Systemic (CNS)	PreClinical
LABP-66	Alz.D	Systemic (CNS)	PreClinical
LABP-73	Asthma	Systemic	PreClinical
LABP-73	COPD	Systemic	PreClinical

Significant Optionality for Partnering & Continued Development in the Future

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NLRX1 GI Anti-Inflammatory: NX-13 Profile Mechanism of Action Drug Profile Recent & Upcoming Milestones Targets NLRX1 pathway, a mitochondrial-associated regulatory NOD-like receptor Bimodal MOA aims to decrease reactive oxygen species and oxidative stress, while decreasing pro-inflammatory signals Orally active and gut-selective, allowing target engagement within the GI tract In development for Ulcerative Colitis & Crohn’s Disease Recently completed successful Phase 1b trial Finalizing design of Phase 2 proof-of-concept trial Note: Advancing NX-13 in UC is the Company’s current focus and top priority

Phase 1b Study Design of NX-13 in Active UC IR = Immediate Release; MR = Modified Release Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only Group 1: NX-13 250mg IR n=12 Group 4: Placebo n = 4 Week 2 Week 4 EOT Group 3: NX-13 500 mg MR n=12 Week 5 post-treatment Week 2 Week 4 EOT Week 5 post-treatment Week 2 Week 4 EOT Week 5 post-treatment Week 2 Week 4 EOT Week 5 post-treatment Group 2: NX-13 500mg IR n=12 Safety Follow up 1 Week Treatment Period 4 Weeks Safety Visit Day 1 Randomization n=40 PRIMARY ENDPOINTS Evaluate safety and pharmacokinetics of multiple dose levels INCLUSION Total Mayo 4-10; MES 2-3; FCP>250

Clinical Response Defined as CFB of at least -3, or -30% in Mayo Score Histologic Remission Geboes <3.1, no increased neutrophils in the LP Endoscopic Response MES CFB of at least -1 NX-13 Treated Patients Experienced Reductions in Multiple Clinical Measures after 4 weeks IR= Immediate Release; MR= modified release designed to dissolve at the terminal ileum Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only 0/4 8/11 4/10 3/11 0/4 4/11 4/10 3/11 1/4 4/11 4/10 2/11 Patients receiving NX-13 IR doses responded best: 72% (8/11) of the 250mg group achieved clinical response; 40% of the 500mg IR group was in clinical remission 36-40% endoscopic response after just 4 weeks of treatment across IR dosage groups 36-40% of patients receiving IR achieved histologic remission after 4 weeks of treatment Placebo patient started trial with Geboes <3.1

Patients in the 250mg group had the greatest reduction of Rectal Bleeding and Stool Frequency at 2 weeks, with further reduction at 4 weeks Majority of patients saw complete resolution of BOTH rectal bleeding and stool frequency after 4 weeks of treatment with NX-13 250mg, once daily NX-13 Supported Symptomatic Remission in Rectal Bleeding & Stool Frequency Rectal Bleeding Change from Baseline Stool Frequency Change from Baseline Resolution of SF + RB Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only

Generally well tolerated, consistent with non-clinical, Phase 1a data No Serious Adverse Events 3 unrelated Adverse Events (AEs) of note 4 weeks of low dose, immediate release, once daily treatment induced: Clinical response in 8/11 patients Clinical remission in 3/11 patients Endoscopic and Histologic response in 4/11 patients Symptomatic Remission (Stool Frequency=0, Rectal Bleeding=0) in 8/11 patients Fecal Calprotectin Normalization in 5/11 patients Plasma levels were generally low Modified Release tablet produced a flattened, prolonged exposure profile Tissue levels fell below the limit of quantification in a portion of patients in all dose groups, suggesting need for higher sensitivity assay NX-13 was Well-Tolerated & Shows Promising Signs of Clinical Improvement in Active UC Safety Efficacy Pharmacokinetics Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only

What’s Next: Study Design for NX-13 Phase 2 Proof of Concept Trial OUR GOAL | Generate as much meaningful data as possible — as quickly as possible — to build on our already impressive data foundation. TIMING | On-track to initiate Phase 2 trial in Q2 2023; Expecting to report topline data by Q4 2024 Key Design Principles: Dose-Ranging Placebo Controlled Powered Blinded

Preclinical Programs in the NLRX1 Agonist Library 20 LABP-73 for Respiratory Inflammation LABP-66 for CNS Inflammation Key Indications Asthma, COPD MS, AlzD Administration Oral, once-daily Oral, once-daily Development Stage Preclinical Development Preclinical Development Additional Information MOA supported by efficacy in 3 respiratory inflammation mouse models Systemic PK profile established MOA supported by efficacy in 2 MS mouse models Note: Advancing NX-13 in UC is the Company’s current focus and top priority COPD: Chronic Obstructive Pulmonary Disease; MS: Multiple Sclerosis; AlzD: Alzheimer’s Disease ;

LANCL2 Library

LANCL2 Activity Exerts Anti-Inflammatory Effects within GI Tract

LANCL2 Library Profile

- Novel LANCL2 Agonist MOA
  - Downregulation of pro-inflammatory signals
  - Increase in T regs and anti-inflammatory signals
- Administration Route
  - Oral, once-daily
- Pharmacokinetics & Safety in clinical trials to date
  - No on-target toxicities associated with LANCL2
  - No observed effects of immunosuppression
  - AE incidence similar to placebo

Our Focus: Advancing NX-13 in UC

Drug	Indication	Distribution	Stage
Omilancor	UC	Gut-restrictive	Ph2
Omilancor	CD	Gut-restrictive	Ph2
Omilancor	EoE	Gut-restrictive	ODD-enabling
Omilancor	Psoriasis	Topical	PreClinical
Omilancor	A.Derm	Topical	PreClinical
LABP-104	SLE	Systemic	Ph1b/2a
LABP-104	RA	Systemic	Ph1b/2a
LABP-111	NASH	Systemic	PreClinical
LABP-111	T1 Diabetes	Systemic	PreClinical

Significant Optionality for Partnering & Continued Development in the Future

Note: EoE - Eosinophilic Esophagitis; ODD - Orphan Drug Designation

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LANCL2 Oral GI Anti-Inflammatory: Omilancor Profile Mechanism of Action Drug Profile Recent Milestones Targets LANCL2 pathway, a G-coupled protein receptor on the cell surface Bimodal MOA aims to stabilize regulatory T cell activity while down-regulating proinflammatory cytokine expression Orally active and gut-restrictive, allowing target engagement within the GI tract In development for Ulcerative Colitis, Crohn’s Disease, EoE Completed Phase 2 trial* showing better results in moderate-to-severe UC population in a prespecified disease severity analysis Note: Advancing NX-13 in UC is the Company’s current focus and top priority *Higher than expected placebo remission rates in the study population led to Omilancor not reaching statistical significance in the induction phase

Phase 2 Study of Omilancor in Active UC (BT-11-201) Primary Objective The primary objective of this proof-of-concept study was to establish the efficacy of oral BT-11 in inducing clinical remission at Week 12 in subjects with mild-to-moderate UC Key Inclusion Criteria Male and female subjects with mild-moderate UC defined by a total Mayo Score of 4 to 10 with MES ≥ 2 (confirmed by central reader); 5-aminosalicylates (max 4.8 g/day) and oral corticosteroids (max 20 mg/day prednisone or equivalent); must be stable for the 12-week induction period Week 12 Week 12 Week 12 Week 30 Week 30 Week 30 OLE Randomization 1:1:1 Omilancor low dose (440 mg) n = 66 Omilancor high dose (880 mg) n = 66 Placebo n = 66

Total Population Clinical Remission Omilancor Induced Remission in Active UC *Clinical Remission defines as Mayo Score less than or equal to 2, with no subscore above 1 Total Population (baseline Total Mayo 4-10) Severity Analysis (baseline Total Mayo≥8) Average: Placebo (n = 66) Omilancor 440 mg (n = 66) Omilancor 880 mg (n = 66) Placebo (n = 38) Omilancor 440 mg (n = 32) Omilancor 880 mg (n = 37) Baseline Total Mayo 7.52 7.15 7.33 8.71 8.50 8.62 Baseline MES 2.53 2.61 2.56 2.79 2.91 2.84 Higher than expected placebo remission rates led to omilancor not achieving statistical significance during the induction phase Statistical Analysis Plan prescribed a severity sub-analysis of patients with baseline Total Mayo Score in the upper half of the study range (baseline total mayo ≥median value) Baseline Total Mayo and MES were similar across the 3 dose groups in both the whole population and the more severe subgroup Omilancor was highly active and induced high levels (>30%) of clinical remission* % of Patients

Omilancor was Active in a More Severe UC population (Total Mayo ≥8) *Clinical Remission defines as Mayo Score less than or equal to 2, with no subscore above 1; endoscopic remission MES≤1; Mucosal healing MES≤1, Geboes<3.1 Clinical remission* (Delta 14 versus placebo) Endoscopic remission* (Delta 16 versus placebo) Mucosal Healing* (Delta 8.7 versus placebo) Prespecified Severity Analysis: In a more severe population, low dose (440mg) Omilancor produced high rates in the induction phase of (>20%) of:

Omilancor GI Summary & Next Steps WHAT’S NEXT Continue to Assess Reformulation to Improve Efficacy & Replicability of Response What we learned in the phase 2 trial: What we still need to determine: Omilancor was highly active and induced high levels (>20%) of both clinical and endoscopic remission, including mucosal healing, in a more severe population LANCL2 was successfully targeted and upregulated upon treatment with Omilancor, balancing the immune response Tissue Concentrations of Omilancor are correlated with disease remission Formulation optimization to increase reliable absorption in order to improve tissue concentrations and clinical response Note: Advancing NX-13 in UC is the Company’s current focus and top priority

Systemic LANCL2 Activation Aims to Enhance Tolerability & Restore Homeostasis in Immune Cells

LANCL2 Oral Systemic Anti-Inflammatory: LABP-104 Profile Mechanism of Action Drug Profile Recent & Upcoming Milestones Targets LANCL2 pathway, a G-coupled protein receptor on the cell surface Orally active with systemic distribution, allowing broad target engagement In development for Systemic Lupus Erythematosus (SLE) & Rheumatoid Arthritis (RA) Favorable safety and tolerability in Phase 1a trial (No AE clusters or trends) PK and absorption profile indicated systemic exposure Assess formulation enhancement and plan long-term toxicology studies Note: Advancing NX-13 in UC is the Company’s current focus and top priority

Preclinical Programs in the LANCL2 Agonist Library 31 Note: Advancing NX-13 in UC is the Company’s current focus and top priority PsO: Psoriasis; A.Derm: Atopic Dermatitis; NASH: Non-Alcoholic Steatohepatitis; T1D: Type 1 Diabetes TOPICAL OMILANCOR for Dermatological Inflammation LABP-111 for Metabolic Inflammation Key Indications PsO, A.Derm NASH, T1D Administration Topical, once-daily Oral, once-daily Development Stage Preclinical Development Preclinical Development Additional Information MOA supported by efficacy in 2 PsO mouse models Topical PK profile with no systemic exposure 12-week dermal toxicology complete MOA supported by efficacy in 2 NASH mouse models

PLXDC2 Family

Activation of PLXDC2 in Immune & Non-Immune Cells Suppresses Inflammation & Angiogenesis

Designed to decrease reactive oxygen species, oxidative stress, pro-inflammatory signals & angiogenesis Novel PLXDC2 Agonist MOA MOA: Evidence in 2 RA rodent models Next Step: IND-enabling toxicology Ongoing Preclinical Development Rheumatoid Arthritis Diabetic Nephropathy Key Indications PLXDC2 Anti-Inflammatory: LABP-69 Profile Oral, once-daily Administration Route Note: Advancing NX-13 in UC is the Company’s current focus and top priority

Hind Paw Size Histologic Disease Severity LABP-69 Reduced Disease Severity In Rat Model Of Rheumatoid Arthritis 1/4 Oral LABP-69 treatment resulted in: Decreased paw swelling as an indication of inflammation within the joint Reduced histologic cartilage damage, disorganization, and pannus formation within the ankle joint Reduced immune cell infiltration of the ankle joint Maintenance of joint space Vehicle PX-69

Landos’ Path Forward Strategic focus on NX-13 clinical advancement provides roadmap that aligns with our current resources Phase 2 proof of concept trial for NX-13 on-track to start Q2 2023; top-line data expected in Q4 2024 Broader portfolio with significant optionality for partnerships, development, and investment in the future Impressive stable of preclinical programs within 3 novel immunometabolic pathways for broad immunology indications Continued collaboration with KOLs, academics and others that are excited about our novel MOA libraries Sufficient cash to fund planned operations into first half of 2025* Agile approach allows for pivot based on changes to capital resources *Cash includes cash, cash equivalents and marketable securities